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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                             December 30, 1999

                     (Date of earliest event reported)



                           IMMUCELL CORPORATION

          (Exact name of registrant as specified in its charter)



                                  0-15507

                         (Commission file number)


     DELAWARE                                 01-0382980

(State or other jurisdiction                 (I.R.S. Employer
      of incorporation)                       Identification No.)

                            56 Evergreen Drive
                            Portland, ME 04103

           (Address of principal executive offices and zip code)

                              (207) 878-2770

           (Registrant's telephone number, including area code)


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Item 2.  OTHER EVENTS

     On December 30, 1999, the Registrant closed an Asset Purchase Agreement with AMBI Inc. ("AMBI") of Purchase, New York pursuant to which the Registrant acquired rights to the product Wipe Out{TM} Dairy Wipes and certain other related rights. The transaction included the purchase of equipment used in the manufacture of the product, trademarks and a license of intellectual property for an aggregated amount of $359,000 in cash. The Registrant also acquired approximately $173,000 of product inventory.

     The Wipe Out{TM} product consists of pre-moistened towelettes that are impregnated with nisin to clean, sanitize and dry the teat area of a cow in advance of milking. Nisin is a natural antibacterial protein that has been demonstrated in clinical studies to be an effective aid in the reduction of mastitis disease-causing organisms in dairy cows. The use of nisin for such applications is the subject of five issued patents that were licensed by AMBI to the Registrant. In connection with the Asset Purchase Agreement, the Registrant also entered into a Supply Agreement with AMBI under which the Registrant agreed to manufacture and supply nisin to AMBI, as needed, for AMBI's other products.

     The terms of the transaction were the result of arm's-length negotiations between the Registrant and AMBI. The consideration was and is payable as follows: $424,000 paid at the closing, $62,487 payable on February 15, 2000 and $45,324 payable on March 31, 2000, subject to certain post-closing adjustments. The cash consideration for the transaction came and will come from the Registrant's existing cash resources.

     The terms of the transaction are more fully described in the Asset Purchase Agreement between the Registrant and AMBI dated December 30, 1999, a copy of which is filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     2.  Asset Purchase Agreement  between  the  Registrant  and  AMBI Inc.
dated December                      30, 1999.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMMUCELL CORPORATION


Date    JANUARY 13, 2000           /S/ MICHAEL F. BRIGHAM

                                   Michael F. Brigham
                                   Vice President and Chief Financial Officer
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                               EXHIBIT INDEX


Exhibit                                                   Sequential
NUMBER                   DESCRIPTION                    PAGE NUMBERS(S)

  2.   Asset Purchase Agreement between the Registrant
       and AMBI Inc. Dated December 30, 1999                 4


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